Supplement dated October 13, 2025, to the Prospectus dated May 1, 2025, for

Protective Aspirations NY Variable Annuity contracts

Issued by Protective Life and Annuity Insurance Company

Variable Annuity Account A of Protective Life

This Supplement amends certain information in your variable annuity contract prospectus. Please read this Supplement carefully and keep it with your prospectus for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus or by calling 1-800-456-6330.

The purpose of this supplement is to remove certain limitations from optional death benefit and lifetime income benefit riders. The changes are effective immediately and also apply to previously issued optional benefit riders.

The $5 million Benefit Base limitation under the optional SecurePay Protector rider and optional SecurePay Investor rider no longer applies. All references stating that “The Benefit Base can never be greater than $5 million” are removed from the prospectus.

The Contract Value plus $1,000,0000 maximum death benefit limitation under the optional Return of Purchase Payments Death Benefit rider and optional Maximum Anniversary Value Death Benefit rider no longer applies. All references stating that the death benefit under these riders “will never be more than the Contract Value plus $1,000,000” are removed from the prospectus.

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If you have any questions regarding this supplement, please work with your financial professional or contact us toll free at 1-800-456-6330.